EXHIBIT 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of May 2, 2016 (this “Amendment”), to the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 19, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”), among LAS VEGAS SANDS, LLC, a Nevada limited liability company (the “Borrower”), the Guarantors party thereto, the Lenders party thereto and The Bank of Nova Scotia, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders party hereto and the Administrative Agent are willing to agree to such amendment of the Existing Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.   Defined Terms.  Unless otherwise defined herein or the context otherwise requires, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2.   Amendments.  Effective as of the First Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a)           Section 5.1(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(a)          Quarterly Financial Statements.  As soon as available, and in any event within 50 days after the end of each Fiscal Quarter (other than the fourth Fiscal Quarter) of each Fiscal Year, commencing with the Fiscal Quarter in which the Closing Date occurs:

(i)           (A) the quarterly report on Form 10-Q for such Fiscal Quarter of LVSC filed with the Securities and Exchange Commission and (B) accompanying consolidating information providing the consolidating balance sheet, statement of operations, statement of comprehensive income, and statement of cash flows with respect to the Credit Parties for such period together with a Financial Officer Certification with respect thereto; or

(ii)           if such quarterly reports are no longer filed with the Securities and Exchange Commission, at Borrower’s option:  (A) the consolidated balance sheets of the Credit Parties as at the end of such Fiscal Quarter and the related consolidated statements of operations and cash flows of the Credit Parties for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail, or (B) the financial statements of Borrower and its Subsidiaries provided to the Nevada Gaming Authorities for such Fiscal Quarter, which financial statements shall include accompanying consolidating information providing the consolidating balance sheet, statement of operations and statement of cash flows with respect to the Credit Parties separate from Borrower and its Subsidiaries, in each case together with a Financial Officer Certification and a Narrative Report with respect thereto;

(b)           Section 5.1(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(b)           Annual Financial Statements.  As soon as available, and in any event within 90 days after the end of each Fiscal Year, commencing with the Fiscal Year in which the Closing Date occurs:

(i)          (A) the annual report on Form 10-K for such Fiscal Year of LVSC filed with the Securities and Exchange Commission and (B) accompanying consolidating information providing the consolidating balance sheet, statement of operations, statement of comprehensive income, and statement of cash flows with respect to the Credit Parties for such period together with a Financial Officer Certification with respect thereto; or

 (ii)           if such annual reports are no longer filed with the Securities and Exchange Commission, at Borrower’s option:  (A) the consolidated balance sheets of the Credit Parties as at the end of such Fiscal Year and the related consolidated statements of operations and stockholders’ equity and cash flows of the Credit Parties for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, all in reasonable detail, or (B) the financial statements of Borrower and its Subsidiaries provided to the Nevada Gaming Authorities for such Fiscal Year, which financial statements shall include accompanying consolidating information providing the consolidating balance sheet, statement of operations, and statement of cash flows with respect to the Credit Parties separate from Borrower and its Subsidiaries, in each case together with a Financial Officer Certification and a Narrative Report with respect thereto;

(iii)           with respect to such financial statements specified in clause (i) or (ii) above, (A) a report thereon of Deloitte and Touche LLP or other independent public accounting firm of recognized national standing selected by Borrower, and reasonably satisfactory to Administrative Agent (which report shall be unqualified as to scope of audit, shall express no doubts about the ability of the Persons covered thereby to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of LVSC and its Subsidiaries or Borrower and the Restricted Subsidiaries, as applicable, as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards) and (B) to the extent in conformity with the guidelines of the Public Company Accounting Oversight Board and the American Institute of Certified Public Accountants, a written statement by such independent public accounting firm stating (1) that their audit examination has included a review of the terms of this Agreement as they relate to accounting matters, and (2) whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or
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Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination;

(c)           The following provision shall be inserted as the new Section 10.28 of the Existing Credit Agreement:

10.28.  Acknowledgement and consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)  the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)  the effects of any Bail-in Action on any such liability, including, if applicable:

(i)  a reduction in full or in part or cancellation of any such liability;

(ii)  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii)  the variation of the terms of such liability  in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
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“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(d)          The definition of “Defaulting Lender” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Defaulting Lender” means, subject to Section 2.22(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Bank, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Swing Line Lender, Administrative Agent or the Issuing Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action (as such term is defined in Section 10.28 below); provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide
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such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.22(b)) upon delivery of written notice of such determination to the Borrower, the Issuing Bank, the Swing Line Lender and each Lender.

(e)            Section 2.22(a)(iv) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(iv)          Reallocation of Participations to Reduce Fronting Exposure.  All or any part of such Defaulting Lender’s participation in Letters of Credit and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective pro rata Commitments (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment.   Subject to Section 10.28, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

SECTION 3.   Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the other parties hereto and the parties to the Existing Credit Agreement, that: (a) the representations and warranties set forth in Article IV of the Credit Agreement and the other Credit Documents are true, correct and complete in all material respects on as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date and (b) as of the date of this Amendment, there is no Event of Default or Potential Event of Default, and after giving effect to this Amendment, no Event of Default or Potential Event of Default has occurred and is continuing.

SECTION 4.  Reaffirmation.  Each of the Borrower and the Guarantors, by its signature below, hereby (a) confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Credit Documents to which it is a party, and agrees that, notwithstanding the effectiveness of this Amendment, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall continue to accrue to the benefit of the Lenders and the Secured Parties and (b) confirms that all of the representations and warranties made by it contained in the Credit Agreement and each of the other Credit Documents are true, correct and complete in all material respects on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

SECTION 5.   Effectiveness.  This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) that the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) the Requisite Lenders and (iii) all Guarantors.
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SECTION 6.   Effect of Amendment.   All references in the other Credit Documents to the Existing Credit Agreement shall be deemed to refer without further amendment to the Credit Agreement. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Credit Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations.  Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby.  Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Existing Credit Agreement or the Borrower or any other Credit Party under any Credit Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Amendment.  The Existing Credit Agreement and each of the other Credit Documents shall remain in full force and effect, until and except as modified hereby.  This Amendment shall constitute a Credit Document for all purposes of the Existing Credit Agreement and the Credit Agreement.

SECTION 7.   Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 8.   Jurisdiction.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK.  BY EXECUTING AND DELIVERING THIS AMENDMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 9.   Counterparts.  This Amendment may be executed in counterparts and by different parties hereto on different counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 5 hereof.  Delivery of an executed signature page to this Amendment by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Amendment.
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SECTION 10.   Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LAS VEGAS SANDS, LLC

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	CFO

[Signature Page to First Amendment]

VENETIAN CASINO RESORTS, LLC,
as a Guarantor

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	CFO

[Signature Page to First Amendment]

SANDS EXPO & CONVENTION CENTER, INC., as a Guarantor

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	CFO

[Signature Page to First Amendment]

VENETIAN MARKETING, INC.,
as a Guarantor

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	CFO

[Signature Page to First Amendment]

SANDS PENNYLVANIA, INC.,
as a Guarantor

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	CFO

[Signature Page to First Amendment]

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:	/s/ Eugene Dempsey
Name:	Eugene Dempsey
Title:	Director & Execution Head

[Signature Page to First Amendment]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Eugene Dempsey
Name:	Eugene Dempsey
Title:	Director & Execution Head

[Signature Page to First Amendment]